Portfolio of Investments – as of June 30, 2024 (Unaudited)
Loomis Sayles Global Bond Fund

Principal Amount(‡)	Description	Value (†)
Bonds and Notes — 96.5% of Net Assets
	Australia — 2.1%
425,000	Australia Government Bonds, Series 164, 0.500%, 9/21/2026, (AUD)	$261,903
240,000	Glencore Capital Finance DAC, EMTN, 1.125%, 3/10/2028, (EUR)	233,948
560,000	Glencore Funding LLC, 2.500%, 9/01/2030(a)	473,659
280,000	Glencore Funding LLC, 2.625%, 9/23/2031(a)	229,744
270,000	Glencore Funding LLC, 5.700%, 5/08/2033(a)	268,985
840,000	Glencore Funding LLC, 6.500%, 10/06/2033(a)	875,011
8,485,000	Queensland Treasury Corp., Series 27, 2.750%, 8/20/2027, (AUD)	5,391,500
		7,734,750
	Brazil — 2.1%
1,020,000	Banco do Brasil SA, 4.625%, 1/15/2025(a)	1,010,786
15,491(b )	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2027, (BRL)	2,666,582
4,600(b )	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2029, (BRL)	764,350
19,939(b )	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2031, (BRL)	3,218,844
		7,660,562
	Canada — 4.0%
2,065,000	Bank of Nova Scotia, EMTN, 3.250%, 1/18/2028, (EUR)	2,209,102
7,000,000	Canada Government Bonds, 0.500%, 12/01/2030, (CAD)	4,258,536
165,688	CNH Capital Canada Receivables Trust, Series 2021-1A, Class A2, 1.001%, 11/16/2026, (CAD)(a)	117,936
5,245,000	Province of Ontario, 1.900%, 12/02/2051, (CAD)	2,365,685
5,175,000	Province of Quebec, EMTN, Zero Coupon, 3.540%–3.542%, 10/29/2030, (EUR)(c)	4,555,346
1,260,000	Toronto-Dominion Bank, EMTN, 3.715%, 3/13/2030, (EUR)	1,382,253
		14,888,858
	China — 6.6%
42,910,000	China Development Bank, Series 2103, 3.300%, 3/03/2026, (CNY)	6,019,290
41,870,000	China Development Bank, Series 2115, 3.120%, 9/13/2031, (CNY)	6,058,505
24,950,000	China Government Bonds, 1.990%, 4/09/2025, (CNY)	3,428,192
3,000,000	China Government Bonds, 2.550%, 10/15/2028, (CNY)	420,484
17,130,000	China Government Bonds, 3.270%, 11/19/2030, (CNY)	2,519,187
17,610,000	China Government Bonds, 3.320%, 4/15/2052, (CNY)	2,800,533
17,430,000	China Government Bonds, 3.720%, 4/12/2051, (CNY)	2,946,821
2,400,000	China Government Bonds, Series 2216, 2.500%, 7/25/2027, (CNY)	334,770
		24,527,782
	Colombia — 0.3%
1,300,000	Colombia Government International Bonds, 7.500%, 2/02/2034	1,300,440
Principal Amount(‡)	Description	Value (†)
	Denmark — 1.9%
2,380,000	Danske Bank AS, EMTN, (fixed rate to 6/21/2029, variable rate thereafter), 4.750%, 6/21/2030, (EUR)	$2,652,616
30,175,000	Denmark Government Bonds, 2.250%, 11/15/2033, (DKK)	4,255,143
		6,907,759
	France — 3.7%
215,000	AXA SA, EMTN, (fixed rate to 1/11/2033, variable rate thereafter), 5.500%, 7/11/2043, (EUR)	242,974
1,300,000	Electricite de France SA, EMTN, 2.000%, 12/09/2049, (EUR)	861,797
300,000	Electricite de France SA, EMTN, 4.625%, 1/25/2043, (EUR)	317,854
500,000	Electricite de France SA, EMTN, 5.125%, 9/22/2050, (GBP)	532,660
6,685,000	French Republic Government Bonds OAT, Zero Coupon, 2.371%, 5/25/2032, (EUR)(d)	5,615,328
3,275,000	French Republic Government Bonds OAT, 0.500%, 6/25/2044, (EUR)	1,986,932
2,245,000	French Republic Government Bonds OAT, 0.750%, 5/25/2028, (EUR)	2,207,132
1,555,000	Societe Generale SA, (fixed rate to 1/19/2034, variable rate thereafter), 6.066%, 1/19/2035(a)	1,539,437
200,000	Societe Generale SA, (fixed rate to 1/10/2033, variable rate thereafter), 6.691%, 1/10/2034, 144A(a)	206,242
		13,510,356
	Germany — 3.9%
2,255,000	Bundesrepublik Deutschland Bundesanleihe, Zero Coupon, 0.308%, 8/15/2050, (EUR)(d)	1,221,909
3,570,000	Bundesrepublik Deutschland Bundesanleihe, Zero Coupon, 1.365%–2.599%, 8/15/2052, (EUR)(c)	1,843,860
1,090,000	Bundesrepublik Deutschland Bundesanleihe, 0.500%, 2/15/2026, (EUR)	1,124,315
2,110,000	Bundesrepublik Deutschland Bundesanleihe, 0.500%, 8/15/2027, (EUR)	2,122,997
1,765,000	Bundesrepublik Deutschland Bundesanleihe, 1.000%, 8/15/2024, (EUR)	1,884,568
1,775,000	Bundesrepublik Deutschland Bundesanleihe, 1.000%, 8/15/2025, (EUR)	1,857,487
3,285,000	Bundesrepublik Deutschland Bundesanleihe, 1.250%, 8/15/2048, (EUR)	2,634,924
1,525,000	Kreditanstalt fuer Wiederaufbau, EMTN, 2.875%, 12/28/2029, (EUR)	1,633,374
		14,323,434
	Indonesia — 1.4%
38,485,000,000	Indonesia Treasury Bonds, Series FR87, 6.500%, 2/15/2031, (IDR)	2,274,304
50,865,000,000	Indonesia Treasury Bonds, Series FR96, 7.000%, 2/15/2033, (IDR)	3,086,069
		5,360,373
	Ireland — 1.8%
650,000	AIB Group PLC, EMTN, (fixed rate to 7/23/2028, variable rate thereafter), 4.625%, 7/23/2029, (EUR)	716,522
555,000	AIB Group PLC, (fixed rate to 3/28/2034, variable rate thereafter), 5.871%, 3/28/2035(a)	551,357
810,000	AIB Group PLC, (fixed rate to 9/13/2028, variable rate thereafter), 6.608%, 9/13/2029(a)	836,100

Principal Amount(‡)	Description	Value (†)
	Ireland — continued
1,310,000	Ireland Government Bonds, Zero Coupon, 0.029%, 10/18/2031, (EUR)(d)	$1,144,983
3,205,000	Ireland Government Bonds, 1.000%, 5/15/2026, (EUR)	3,310,608
		6,559,570
	Israel — 0.1%
1,875,000	Israel Government Bonds - Fixed, Series 330, 1.000%, 3/31/2030, (ILS)	405,264
	Italy — 1.9%
1,050,000	Enel Finance International NV, 6.000%, 10/07/2039(a)	1,034,281
1,130,000	Intesa Sanpaolo SpA, 6.625%, 6/20/2033(a)	1,164,848
200,000	Intesa Sanpaolo SpA, 7.200%, 11/28/2033(a)	214,404
4,070,000	Italy Buoni Poliennali Del Tesoro, Series 10Y, 3.850%, 7/01/2034, (EUR)	4,296,695
370,000	UniCredit SpA, (fixed rate to 6/03/2031, variable rate thereafter), 3.127%, 6/03/2032(a)	313,485
		7,023,713
	Japan — 6.0%
325,600,000	Japan Government Thirty Year Bonds, Series 41, 1.700%, 12/20/2043, (JPY)	1,983,389
646,500,000	Japan Government Thirty Year Bonds, Series 62, 0.500%, 3/20/2049, (JPY)	2,825,087
475,000,000	Japan Government Thirty Year Bonds, Series 81, 1.600%, 12/20/2053, (JPY)	2,597,045
166,950,000	Japan Government Two Year Bonds, Series 449, 0.005%, 6/01/2025, (JPY)	1,036,317
2,197,100,000	Japan Government Two Year Bonds, Series 456, 0.100%, 1/01/2026, (JPY)	13,622,184
		22,064,022
	Korea — 2.6%
8,400,000,000	Korea Treasury Bonds, Series 3006, 1.375%, 6/10/2030, (KRW)	5,488,081
5,200,000,000	Korea Treasury Bonds, Series 3212, 4.250%, 12/10/2032, (KRW)	4,048,042
		9,536,123
	Luxembourg — 1.4%
1,060,000	Blackstone Property Partners Europe Holdings SARL, EMTN, 1.750%, 3/12/2029, (EUR)	1,000,835
1,810,000	Logicor Financing SARL, EMTN, 0.875%, 1/14/2031, (EUR)	1,530,429
2,785,000	Logicor Financing SARL, EMTN, 1.625%, 1/17/2030, (EUR)	2,562,290
100,000	Logicor Financing SARL, EMTN, 2.000%, 1/17/2034, (EUR)	84,598
		5,178,152
	Malaysia — 0.4%
7,770,000	Malaysia Government Bonds, Series 119, 3.906%, 7/15/2026, (MYR)	1,662,092
	Mexico — 1.7%
996,320(e )	Mexico Bonos, Series M 20, 8.500%, 5/31/2029, (MXN)	5,134,357
1,450,000	Mexico Government International Bonds, 3.500%, 2/12/2034	1,178,027
		6,312,384
	New Zealand — 0.1%
665,000	New Zealand Government Bonds, Series 427, 4.500%, 4/15/2027, (NZD)	403,115
	Norway — 1.1%
995,000	Aker BP ASA, 4.000%, 1/15/2031(a)	903,093
Principal Amount(‡)	Description	Value (†)
	Norway — continued
$150,000	Aker BP ASA, 6.000%, 6/13/2033(a)	$151,542
3,340,000	SpareBank 1 Boligkreditt AS, EMTN, 0.050%, 11/03/2028, (EUR)	3,137,837
		4,192,472
	Portugal — 0.2%
230,000	EDP Finance BV, EMTN, 0.375%, 9/16/2026, (EUR)	229,799
435,000	EDP Finance BV, 1.710%, 1/24/2028(a)	384,644
		614,443
	Singapore — 0.2%
1,080,000	Singapore Government Bonds, 2.125%, 6/01/2026, (SGD)	777,265
	South Africa — 3.0%
400,000	Anglo American Capital PLC, 2.875%, 3/17/2031(a)	339,901
440,000	Anglo American Capital PLC, 5.625%, 4/01/2030(a)	442,846
225,675,000	Republic of South Africa Government Bonds, Series R213, 7.000%, 2/28/2031, (ZAR)	10,394,539
		11,177,286
	Spain — 4.7%
1,365,000	Autonomous Community of Madrid, 2.398%, 6/02/2031, (EUR)	1,370,786
2,600,000	Banco Santander SA, 5.179%, 11/19/2025	2,574,078
485,000	CaixaBank SA, (fixed rate to 6/15/2034, variable rate thereafter), 6.037%, 6/15/2035(a)	485,985
1,790,000	CaixaBank SA, (fixed rate to 1/18/2028, variable rate thereafter), 6.208%, 1/18/2029(a)	1,818,181
1,725,000	Spain Government Bonds, 1.300%, 10/31/2026, (EUR)	1,774,647
2,460,000	Spain Government Bonds, 1.950%, 7/30/2030, (EUR)	2,473,462
3,575,000	Spain Government Bonds, 3.250%, 4/30/2034, (EUR)	3,790,752
2,835,000	Spain Government Bonds, 4.200%, 1/31/2037, (EUR)	3,236,438
		17,524,329
	Supranationals — 1.8%
4,940,000	European Union, 1.000%, 7/06/2032, (EUR)	4,544,937
2,665,000	Inter-American Development Bank, Series 112, 4.400%, 1/26/2026, (CAD)	1,951,652
		6,496,589
	Sweden — 0.7%
9,900,000	Kommuninvest I Sverige AB, Series 2505, 1.000%, 5/12/2025, (SEK)	914,641
18,000,000	Sweden Government Bonds, Series 1058, 2.500%, 5/12/2025, (SEK)	1,688,865
		2,603,506
	Switzerland — 0.8%
1,425,000	UBS Group AG, (fixed rate to 4/02/2031, variable rate thereafter), 2.875%, 4/02/2032, (EUR)	1,426,982
715,000	UBS Group AG, (fixed rate to 5/14/2031, variable rate thereafter), 3.091%, 5/14/2032(a)	609,899
200,000	UBS Group AG, EMTN, (fixed rate to 6/15/2029, variable rate thereafter), 3.125%, 6/15/2030, (EUR)	207,562

Principal Amount(‡)	Description	Value (†)
	Switzerland — continued
$365,000	Zurich Finance Ireland Designated Activity Co., EMTN, (fixed rate to 1/19/2031, variable rate thereafter), 3.000%, 4/19/2051	$299,756
195,000	Zurich Finance Ireland Designated Activity Co., EMTN, (fixed rate to 8/23/2032, variable rate thereafter), 5.125%, 11/23/2052, (GBP)	234,786
		2,778,985
	Thailand — 0.4%
54,870,000	Thailand Government Bonds, 1.600%, 12/17/2029, (THB)	1,426,504
	United Kingdom — 4.8%
1,055,000	Channel Link Enterprises Finance PLC, Series A8, (fixed rate to 6/20/2027, variable rate thereafter), 2.706%, 6/30/2050, (EUR)	1,055,531
3,350,000	CK Hutchison International 19 Ltd., 3.625%, 4/11/2029(a)	3,138,549
885,000	National Grid Electricity Distribution South Wales PLC, EMTN, 1.625%, 10/07/2035, (GBP)	758,857
135,000	National Grid Electricity Distribution West Midlands PLC, EMTN, 5.750%, 4/16/2032, (GBP)	174,143
630,000	National Grid Electricity Transmission PLC, EMTN, 2.750%, 2/06/2035, (GBP)	623,477
655,000	U.K. Gilts, 0.250%, 7/31/2031, (GBP)	636,907
2,065,000	U.K. Gilts, 0.625%, 6/07/2025, (GBP)	2,514,356
2,930,000	U.K. Gilts, 4.250%, 12/07/2055, (GBP)	3,467,508
4,155,000	U.K. Gilts, 4.750%, 12/07/2030, (GBP)	5,469,123
		17,838,451
	United States — 36.8%
1,563,811	AASET Trust, Series 2021-2A, Class A, 2.798%, 1/15/2047(a)	1,398,373
290,000,000	Aflac, Inc., 0.932%, 1/25/2027, (JPY)	1,797,030
390,000,000	Aflac, Inc., (fixed rate to 10/23/2027, variable rate thereafter), 2.108%, 10/23/2047, (JPY)	2,427,434
2,860,000	Amgen, Inc., 5.250%, 3/02/2033	2,851,665
1,185,000	Amgen, Inc., 5.650%, 3/02/2053	1,167,038
4,125,000	AT&T, Inc., 2.250%, 2/01/2032	3,346,200
140,000	AT&T, Inc., 3.650%, 6/01/2051	98,887
700,000	AT&T, Inc., 5.400%, 2/15/2034	700,007
815,000	Boeing Co., 3.750%, 2/01/2050	534,738
845,000	Boeing Co., 5.805%, 5/01/2050	761,514
1,385,000	BPR Trust, Series 2022-OANA, Class A, 1 mo. USD SOFR + 1.898%, 7.227%, 4/15/2037(a)(f)	1,385,000
803,000	Broadcom, Inc., 2.450%, 2/15/2031(a)	676,215
479,000	Broadcom, Inc., 3.187%, 11/15/2036(a)	379,064
410,000	Broadcom, Inc., 3.419%, 4/15/2033(a)	353,481
215,000	Centene Corp., 2.450%, 7/15/2028	190,883
2,266,000	Centene Corp., 4.625%, 12/15/2029	2,143,240
205,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.800%, 3/01/2050	150,386
2,930,000	Citigroup, Inc., Series MPLE, 4.090%, 6/09/2025, (CAD)	2,121,924
1,065,000	Continental Resources, Inc., 2.875%, 4/01/2032(a)	860,016
315,000	Continental Resources, Inc., 5.750%, 1/15/2031(a)	309,731
600,000,000	Corning, Inc., 0.698%, 8/09/2024, (JPY)	3,728,100
1,605,000	CVS Health Corp., 4.780%, 3/25/2038	1,432,970
1,185,000	Digital Dutch Finco BV, 1.000%, 1/15/2032, (EUR)	1,015,109
865,000	Energy Transfer LP, 5.300%, 4/15/2047	764,017
415,000	Energy Transfer LP, 5.950%, 5/15/2054	404,114
Principal Amount(‡)	Description	Value (†)
	United States — continued
$712,976	EverBright Solar Trust, Series 2024-A, Class A, 6.430%, 6/22/2054(a)	$706,544
5,981,314	Federal Home Loan Mortgage Corp., 2.500%, 12/01/2051	4,903,217
2,622,415	Federal National Mortgage Association, 2.000%, 5/01/2051	2,052,197
5,648,783	Federal National Mortgage Association, 2.000%, 11/01/2051	4,420,504
4,215,973	Federal National Mortgage Association, 2.000%, 11/01/2051	3,308,473
4,793,826	Federal National Mortgage Association, 2.500%, 5/01/2052	3,925,283
206,697	Federal National Mortgage Association, 3.000%, 11/01/2046	180,374
8,591,789	Federal National Mortgage Association, 3.000%, 11/01/2051	7,310,641
603,597	Federal National Mortgage Association, 3.500%, 6/01/2045	549,468
241,416	Federal National Mortgage Association, 3.500%, 9/01/2047	214,033
3,784,035	Federal National Mortgage Association, 3.500%, 5/01/2052	3,351,635
187,313	Federal National Mortgage Association, 4.000%, 8/01/2048	174,142
3,852,630	Federal National Mortgage Association, 4.000%, 3/01/2049	3,574,351
1,294,442	Federal National Mortgage Association, 4.000%, 5/01/2050	1,200,153
320,386	Federal National Mortgage Association, 4.500%, 11/01/2043	310,002
52,557	Federal National Mortgage Association, 4.500%, 7/01/2046	50,694
344,885	Federal National Mortgage Association, 4.500%, 3/01/2047	332,487
60,703	Federal National Mortgage Association, 4.500%, 9/01/2047	58,227
6,945,812	Federal National Mortgage Association, 4.500%, 9/01/2052	6,558,966
2,749,383	Federal National Mortgage Association, 5.000%, 8/01/2052	2,664,039
1,997,099	Federal National Mortgage Association, 6.500%, 11/01/2053	2,038,168
270,000	Freeport-McMoRan, Inc., 4.250%, 3/01/2030	254,948
545,000	General Motors Financial Co., Inc., 5.600%, 6/18/2031	540,921
820,000	GS Mortgage Securities Corp. II, Series 2023-SHIP, Class A, 4.466%, 9/10/2038(a)(f)	797,647
1,165,000	GXO Logistics, Inc., 6.250%, 5/06/2029	1,185,036
280,000	GXO Logistics, Inc., 6.500%, 5/06/2034	284,146
3,780,000	HCA, Inc., 2.375%, 7/15/2031	3,103,879
190,000	HCA, Inc., 3.625%, 3/15/2032	167,364
580,000	HCA, Inc., 5.500%, 6/01/2033	575,253
55,000	Lennar Corp., 4.750%, 5/30/2025	54,570
420,000	Lennar Corp., 5.000%, 6/15/2027	417,680
1,455,000	Micron Technology, Inc., 5.300%, 1/15/2031	1,451,721
2,030,226	Navigator Aircraft ABS Ltd., Series 2021-1, Class A, 2.771%, 11/15/2046(a)(f)	1,825,191
1,310,000	Oracle Corp., 5.550%, 2/06/2053	1,239,462
265,000	Ovintiv, Inc., 6.500%, 2/01/2038	272,485
867,000	Ovintiv, Inc., 7.375%, 11/01/2031	944,536
1,355,000	Pfizer Investment Enterprises Pte. Ltd., 5.300%, 5/19/2053	1,306,922

Principal Amount(‡)	Description	Value (†)
	United States — continued
530,000,000	Prologis Yen Finance LLC, 0.972%, 9/25/2028, (JPY)	$3,213,436
736,598	PRPM LLC, Series 2021-10, Class A1, 2.487%, 10/25/2026(a)(f)	728,901
593,000	PulteGroup, Inc., 5.000%, 1/15/2027	588,436
1,585,000	Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A, 1 mo. USD SOFR + 2.186%, 7.515%, 5/15/2037(a)(f)	1,592,925
1,935,000	Thermo Fisher Scientific, Inc., 5.086%, 8/10/2033	1,930,073
625,000	T-Mobile USA, Inc., 3.300%, 2/15/2051	421,950
2,020,000	T-Mobile USA, Inc., 3.875%, 4/15/2030	1,888,350
840,000	T-Mobile USA, Inc., 4.375%, 4/15/2040	727,909
2,355,000	T-Mobile USA, Inc., 5.050%, 7/15/2033	2,303,916
8,075,000	U.S. Treasury Bonds, 2.875%, 5/15/2043(g)	6,270,742
4,775,000	U.S. Treasury Bonds, 4.750%, 11/15/2053	4,936,156
4,774,664	U.S. Treasury Inflation-Indexed Notes, 0.625%, 7/15/2032(h)	4,281,075
3,775,000	U.S. Treasury Notes, 3.375%, 5/15/2033	3,498,511
724,774	United Airlines Pass-Through Trust, Series 16-2, Class B, 3.650%, 4/07/2027	697,189
622,222	United Airlines Pass-Through Trust, Series 2016-1, Class B, 3.650%, 7/07/2027	601,335
3,410,000	UnitedHealth Group, Inc., 4.500%, 4/15/2033	3,258,911
1,700,973	Vericrest Opportunity Loan Transferee, Series 2021-NP11, Class A1, 1.868%, 8/25/2051(a)(f)	1,660,235
350,000	Verizon Communications, Inc., 2.850%, 9/03/2041	245,218
Principal Amount(‡)	Description	Value (†)
	United States — continued
$1,885,000	VMware LLC, 2.200%, 8/15/2031	$1,531,647
1,256,833	VOLT XCIII LLC, Series 2021-NPL2, Class A1, 4.893%, 2/27/2051(a)(f)	1,238,243
611,190	VOLT XCVII LLC, Series 2021-NPL6, Class A1, 5.240%, 4/25/2051(a)(f)	607,695
280,000	Warnermedia Holdings, Inc., 4.279%, 3/15/2032	244,392
		135,769,740
	Total Bonds and Notes (Identified Cost $396,230,056)	356,558,319

Short-Term Investments — 1.7%
6,184,883	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/28/2024 at 3.500% to be repurchased at $6,186,687 on 7/01/2024 collateralized by $6,272,800 U.S. Treasury Note, 4.500% due 3/31/2026 valued at $6,308,632 including accrued interest(i) (Identified Cost $6,184,883)	6,184,883
	Total Investments — 98.2% (Identified Cost $402,414,939)	362,743,202
	Other assets less liabilities — 1.8%	6,663,497
	Net Assets — 100.0%	$369,406,699

(†)
Registered investment companies are required to value portfolio investments using an unadjusted, readily available market quotation. The Fund obtains readily available market quotations from independent pricing services. Fund investments for which readily available market quotations are not available are priced at fair value pursuant to the Fund's Valuation Procedures. The Board of Trustees has approved a valuation designee who is subject to the Board's oversight.
Unadjusted readily available market quotations that are utilized for exchange traded equity securities (including shares of closed-end investment companies and exchange-traded funds) include the last sale price quoted on the exchange where the security is traded most extensively. Futures contracts are valued at the closing settlement price on the exchange on which the valuation designee believes that, over time, they are traded most extensively. Shares of open-end investment companies are valued at net asset value ("NAV") per share.
Exchange traded equity securities for which there is no reported sale during the day are fair valued at the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are fair valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be fair valued using evaluated bids furnished by an independent pricing service, if available.
Debt securities and unlisted preferred equity securities are fair valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to fair value debt and unlisted equities where an independent pricing service is unable to price an investment or where an independent pricing service does not provide a reliable price for the investment. Forward foreign currency contracts are fair valued utilizing interpolated rates determined based on information provided by an independent pricing service.
The Fund may also fair value investments in other circumstances such as when extraordinary events occur after the close of a foreign market, but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing a Fund's investments, the valuation designee may, among other things, use modeling tools or other processes that may take into account factors such as issuer specific information, or other related market activity and/or information that occurred after the close of the foreign market but before the time the Fund's NAV is calculated.
Fair valuation by the Fund's valuation designee may require subjective determinations about the value of the investment, and fair values used to determine a Fund's NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of investments held by a Fund.
The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(a)
All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2024, the value of Rule 144A holdings amounted to
$31,630,176 or 8.6% of net assets.

(b)	Amount shown represents units. One unit represents a principal amount of 1,000.
(c)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(d)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(e)	Amount shown represents units. One unit represents a principal amount of 100.
(f)
Variable rate security. Rate as of June 30, 2024 is disclosed. Issuers comprised of various lots with differing coupon rates have been aggregated for the purpose of presentation in the Portfolio of Investments and show a weighted average rate. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. These securities may not indicate a reference rate and/or spread in their description.

(g)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(h)	Treasury Inflation Protected Security (TIPS).
(i)
The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund's policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-
party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the
Fund's ability to dispose of the underlying securities. As of June 30, 2024, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

EMTN	Euro Medium Term Note
SOFR	Secured Overnight Financing Rate

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan Renminbi Offshore

CNY	Chinese Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
ZAR	South African Rand
Forward Foreign Currency Contracts
The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund's investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation). The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund's or counterparty's net obligations under the contracts.
At June 30, 2024, the Fund had the following open forward foreign currency contracts:
Counterparty	Delivery Date	Currency Bought/ Sold (B/S)		Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America N.A.	9/19/2024	KRW	S	7,154,250,000	$5,211,467	$5,220,648	$(9,181)
BNP Paribas SA	9/19/2024	CNH	B	19,700,000	2,728,381	2,713,988	(14,393)
Citibank N.A.	9/18/2024	ZAR	S	162,643,000	8,797,458	8,887,226	(89,768)
Goldman Sachs Bank USA	9/18/2024	MXN	S	78,803,000	4,182,350	4,255,914	(73,564)
HSBC Bank USA N.A.	9/18/2024	AUD	S	844,000	558,673	564,160	(5,487)
HSBC Bank USA N.A.	9/18/2024	IDR	S	6,495,690,000	398,521	396,178	2,343
Morgan Stanley Capital Services LLC	9/18/2024	JPY	B	924,139,000	6,012,392	5,812,002	(200,390)
Royal Bank of Canada	9/18/2024	CAD	S	533,000	388,001	390,318	(2,317)
Standard Chartered Bank	9/18/2024	EUR	S	4,491,000	4,883,370	4,827,576	55,794
UBS AG	9/18/2024	CHF	B	2,008,000	2,264,487	2,255,889	(8,598)
UBS AG	9/18/2024	GBP	S	441,000	560,874	557,785	3,089
UBS AG	9/18/2024	SEK	S	13,576,000	1,292,491	1,285,947	6,544
Total							$(335,928)

At June 30, 2024, the Fund had the following open forward cross currency contracts:
Counterparty	Settlement Date	Deliver/Units of Currency		Receive/Units of Currency		Notional Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	9/18/2024	EUR	639,457	PLN	2,770,000	$687,455	$74
BNP Paribas SA	9/18/2024	DKK	24,858,000	EUR	3,335,834	3,585,836	169
Goldman Sachs Bank USA	9/18/2024	EUR	1,195,621	HUF	470,391,000	1,271,959	(13,268)
UBS AG	9/18/2024	ZAR	24,015,000	EUR	1,197,588	1,287,340	(24,900)
Total							$(37,925)
Futures Contracts
The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.
When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as "initial margin." As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as "variation margin," are made or received by the Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund's ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.
Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund's claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.
At June 30, 2024, open long futures contracts were as follows:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT 10 Year U.S. Treasury Notes Futures	9/19/2024	23	$2,507,515	$2,529,641	$22,126
CBOT 2 Year U.S. Treasury Notes Futures	9/30/2024	75	15,270,607	15,316,406	45,799
CBOT 5 Year U.S. Treasury Notes Futures	9/30/2024	43	4,549,348	4,582,860	33,512
CBOT Ultra Long Term U.S. Treasury Bond Futures	9/19/2024	44	5,441,010	5,515,125	74,115
Eurex 10 Year Euro BUND Futures	9/06/2024	8	1,111,316	1,127,668	16,352
Long Gilt Futures	9/26/2024	13	1,589,461	1,603,396	13,935
Ultra 10-Year U.S. Treasury Notes Futures	9/19/2024	9	1,011,111	1,021,781	10,670
Total					$216,509

At June 30, 2024, open short futures contracts were as follows:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT U.S. Long Bond Futures	9/19/2024	51	$5,954,943	$6,033,937	$(78,994)
Eurex 30 Year Euro BUXL Futures	9/06/2024	15	2,047,207	2,092,209	(45,002)
Eurex 5 Year Euro BOBL Futures	9/06/2024	46	5,681,518	5,736,268	(54,750)
Total					$(178,746)
Fair Value Measurements
In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:
• Level 1 — quoted prices in active markets for identical assets or liabilities;
• Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and
• Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Fund's pricing policies have been approved by the Board of Trustees. Investments for which market quotations are readily available are categorized in Level 1. Other investments for which an independent pricing service is utilized are categorized in Level 2. Broker-dealer bid prices for which the Fund has knowledge of the inputs used by the broker-dealer are categorized in Level 2. All other investments, including broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer, as well as investments fair valued by the valuation designee, are categorized in Level 3. All Level 2 and 3 securities are defined as being fair valued.
Under certain conditions and based upon specific facts and circumstances, the Fund’s valuation designee may determine that a fair valuation should be made for portfolio investment(s). These valuation designee fair valuations will be based upon a significant amount of Level 3 inputs.
The following is a summary of the inputs used to value the Fund's investments as of June 30, 2024, at value:
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$ —	$356,558,319	$ —	$356,558,319
Short-Term Investments	—	6,184,883	—	6,184,883
Total Investments	—	362,743,202	—	362,743,202

Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized appreciation)	$ —	$68,013	$ —	$68,013
Futures Contracts (unrealized appreciation)	216,509	—	—	216,509
Total	$216,509	$362,811,215	$ —	$363,027,724

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$ —	$(441,866)	$ —	$(441,866)
Futures Contracts (unrealized depreciation)	(178,746)	—	—	(178,746)
Total	$(178,746)	$(441,866)	$ —	$(620,612)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
Derivatives
Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used at period end include forward foreign currency contracts and futures contracts.
The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. As of June 30, 2024, the Fund engaged in forward foreign currency contracts for hedging purposes to gain exposure to foreign currencies.
The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. The Fund may also use futures contracts to gain investment exposure. As of June 30, 2024, the Fund used futures contracts to manage duration.
The following is a summary of derivative instruments for the Fund, as of June 30, 2024:
Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts	Total
Over-the-counter asset derivatives
Foreign exchange contracts	$68,013	$ —	$68,013
Exchange-traded asset derivatives
Interest rate contracts	—	216,509	216,509
Total asset derivatives	$68,013	$216,509	$284,522

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$(441,866)	$ —	$(441,866)
Exchange-traded liability derivatives
Interest rate contracts	—	(178,746)	(178,746)
Total liability derivatives	$(441,866)	$(178,746)	$(620,612)
The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.
OTC derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of the Fund declines beyond a certain threshold. As of June 30, 2024, the fair value of derivative positions subject to these provisions that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:
Counterparty:	Derivatives	Collateral Pledged
Bank of America N.A.	$ (9,181)	$ —
BNP Paribas SA	(14,224)	—
Citibank N.A.	(89,768)	—
Goldman Sachs Bank USA	(86,832)	—
HSBC Bank USA N.A.	(3,144)	—
Morgan Stanley Capital Services LLC	(200,390)	79,304
Royal Bank of Canada	(2,317)	—
UBS AG	(23,865)	—
Counterparty risk is managed based on policies and procedures established by the Fund's adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund's aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange's clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker's customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker's customers, potentially resulting in losses to the Fund.
Industry Summary at June 30, 2024 (Unaudited)
Treasuries	43.4%
Mortgage Related	12.8
Banking	6.6
Government Owned - No Guarantee	5.1
Local Authorities	3.8
Technology	2.5
Other Investments, less than 2% each	22.3
Short-Term Investments	1.7
Total Investments	98.2
Other assets less liabilities (including forward foreign currency and futures contracts)	1.8
Net Assets	100.0%

Currency Exposure Summary at June 30, 2024 (Unaudited)
United States Dollar	40.4%
Euro	20.6
Japanese Yen	9.1
Yuan Renminbi	6.6
British Pound	4.0
Canadian Dollar	2.9
South African Rand	2.8
South Korean Won	2.6
Other, less than 2% each	9.2
Total Investments	98.2
Other assets less liabilities (including forward foreign currency and futures contracts)	1.8
Net Assets	100.0%